FIST2 P-1
                       SUPPLEMENT DATED SEPTEMBER 1, 2005
                    TO THE PROSPECTUS DATED MARCH 1, 2005 OF
                       FRANKLIN INVESTORS SECURITIES TRUST
              (Franklin Adjustable U.S. Government Securities Fund,
                    Franklin Floating Rate Daily Access Fund,
                    Franklin Low Duration Total Return Fund,
                           Franklin Total Return Fund)

The prospectus is amended as follows:

I. Effective October 26, 2005, the Franklin Adjustable U.S. Government Securities Fund series (the "Fund") of Franklin Investors Securities Trust (the "Trust") no longer seeks to achieve its investment goal by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio"). Rather, the Fund's assets are managed directly in accordance with the Fund's investment goal and strategies, pursuant to an investment management agreement between the Trust, on behalf of the Fund, and Franklin Advisers, Inc. ("Advisers"), which previously was the manager of the Portfolio's assets. The Fund was the sole shareholder of the Portfolio prior to the change in the master/feeder structure. The terms of the Fund's investment management agreement with Advisers, including the management fee, are identical to the terms of the Portfolio's investment management agreement with Advisers. The Fund's annual operating expenses are expected to remain substantially the same following the change in the master/feeder structure as they would have been had the Fund remained as the sole shareholder of the Portfolio. The individual currently named in the prospectus as lead portfolio manager of the Portfolio is the lead portfolio manager of the Fund's assets.

II. The manager line-up for the Franklin Adjustable U.S. Government Securities Fund in the "Management" section on page 12 is replaced with the following:

 T. ANTHONY COFFEY CFA, Vice President of Advisers
 Mr. Coffey has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

 PAUL VARUNOK, Vice President of Advisers
 Mr. Varunok has been a manager of the Fund since 2003. He joined Franklin Templeton Investments in 2001. Previously, he was a fixed-income analyst for Prudential Securities, Inc.

 NEWLIN RANKIN, Portfolio Manager of Advisers
 Mr. Rankin has been a manager of the Fund since August 2005, when he joined Franklin Templeton Investments. Previously, he was a managing director and portfolio manager at Phoenix Investment Partners (2002-2005). Prior to that, he was a vice president and portfolio manager at American Century Investments, Inc. (1994-2002).

               Please keep this supplement for future reference